Exhibit 10.24


                               Emergent Group Inc.
                             10939 Pendleton Street
                              Sun Valley, CA 91352
                                Tel: 818-394-2800


                                 March 28, 2007



BJH Management, LLC
145 Huguenot Street
Suite 405
New Rochelle, NY 10801

Gentlemen:

     Please be advised that Section 7 of your Services Agreement dated July 1, 2006 is amended to read as follows:

     "The term of this Agreement shall continue until June 30, 2010, unless terminated prior thereto in accordance with Section 10 hereof. The Agreement shall be renewable annually thereafter unless either party gives the other ninety days written notice prior to the end of the Term."

     Kindly sign below indicating your acceptance of same.


                                             Very truly yours,

                                             EMERGENT GROUP INC.

                                             /s/ William McKay
                                             -------------------
                                             William McKay
                                             Chief Financial Officer



Agreed to and accepted by:

BJH MANAGEMENT, LLC

By:  /s/ Bruce J. Haber
-----------------------
Bruce J. Haber,
President